UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 8, 2024
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ALPHABET INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
Alphabet Inc. (the “Company”) has received notice of an unsolicited mini-tender offer by TRC Capital Investment Corporation of Ontario, Canada to purchase up to 1 million shares of Alphabet’s Class C capital stock at a price of $138.90 per share in cash. TRC Capital Investment’s offer price of $138.90 per share is approximately 4.48 percent lower than the $145.41 closing share price of Alphabet’s Class C capital stock on February 6, 2024 – the business day prior to the date of the offer. This offer to purchase up to 1 million shares by TRC Capital Investment represents less than 0.02 percent of the shares of Alphabet’s Class C capital stock outstanding as of the February 7, 2024 offer date.
On February 8, 2024, the Company issued the release attached to this Report as Exhibit 99.1, informing its stockholders that the Company does not endorse TRC Capital’s unsolicited mini-tender offer and recommending that stockholders do not tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with TRC Capital’s offering documents. The offer is currently scheduled to expire at 12:01 a.m., New York City time, on March 8, 2024, but TRC Capital may extend the offer period at its discretion. The Company is not affiliated, or associated in any way, with TRC Capital, its mini-tender offer or its offer documentation.

Item 9.01.     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated February 8, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: February 8, 2024	/s/ KATHRYN W. HALL
Kathryn W. Hall
Assistant Secretary